UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2016

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North

Plymouth, Minnesota 55441

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (763) 551-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events.

Approval of Certain Amendments to the 2013 Directors’ Equity Incentive Plan

On June 30, 2016 at Christopher & Banks Corporation’s (the “Company”) Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of the Company approved certain amendments to the Company’s 2013 Directors’ Equity Incentive Plan (the “Directors’ Plan”), which included authorizing an additional 500,000 shares of the Company’s common stock under the Directors’ Plan.

A copy of the Directors’ Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  A more detailed description of the Directors’ Plan can be found in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 18, 2016.

Appointment of Committee Chairs and Committee Members

On June 30, 2016, effective immediately, the Board of Director (the “Board”) appointed the committee membership and chair of the Board’s committees as follows:

•	Audit Committee: Seth Johnson (Chair), Jonathan Duskin, William Sharpe, III and Lisa Wardell.
•	Compensation Committee: Kent Kleeberger (Chair), Jonathan Duskin, William Sharpe, III and Laura Weil.
•	Governance & Nominating Committee: Laura Weil (Chair), Jonathan Duskin, Kent Kleeberger and Lisa Wardell.

Approval of New Form of Restricted Stock Award Agreement under the Directors’ Plan

Effective June 30, 2016, the Board of the Company approved a new form of Restricted Stock Award Agreement (the “Award Agreement”).

A copy of the Award Agreement is attached as Exhibit 10.2 to the Current Report on Form 8-K and is incorporated herein by reference.  The description of the Award Agreement included in this Form 8-K is qualified in its entirety by reference to the attached Award Agreement.

Awards of Restricted Stock to Newly Elected Directors

Following their election as directors at the Annual Meeting, five of the six Non-Employee Directors were granted, effective as of the close of business on July 1, 2016, a restricted stock award of 30,303 shares of the Company’s common stock, representing approximately $70,000 on the date of grant (the “Awards”) and subject to forfeiture restrictions.

One of the six Non-Employee Directors was issued, effective as of the close of business on July 1, 2016, a grant of 30,303 restricted stock units (the “RSUs”), representing approximately $70,000 on the date of grant and subject to forfeiture restrictions.

Each of the Awards and RSUs are to be evidenced by a restricted stock award agreement or restricted stock unit agreement, respectively (the “Award Agreement” or “RSU Agreement”) to be entered into by the Company and by the Non-Employee Director.  The Award Agreement and RSU Agreement provide that the forfeiture restrictions will lapse as to all of the restricted shares or units on the earlier of June 30, 2017 or the date of the Company’s 2017 Annual Meeting of Stockholders.

A copy of the RSU Agreement was included as Exhibit 10.1 to a Current Report on Form 8-K filed on June 29, 2015 and the description of the RSU Agreement is qualified in its entirety by reference to such exhibit.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits:

	10.1	Christopher & Banks Corporation 2013 Directors’ Equity Incentive Plan, as amended June 30, 2016.

	10.2	Form of Christopher & Banks Corporation Restricted Stock Award Agreement under the Christopher & Banks Corporation 2013 Directors’ Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: July 5, 2016	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
June 30, 2016	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

10.1	Christopher & Banks Corporation 2013 Directors’ Equity Incentive Plan, as amended June 30, 2016.

10.2	Form of Christopher & Banks Corporation Restricted Stock Award Agreement under the Christopher & Banks Corporation 2013 Directors’ Equity Incentive Plan.